    Exhibit 10.122

(Execution Version)

Certain identified information has been omitted from this document because (i) it is not material and is the type that the Company customarily and actually treats as private or confidential, and/or (ii) if disclosure would constitute a clearly unwarranted invasion of personal privacy and has been marked with “[***]” to indicate where omissions have been made.

CHANGE ORDER NO. 6

Date: January 27, 2025	Change Order No. 6
Reference: Scope Additions, Deletions and Modifications

Documents: Change Order Notices and Change Order Requests as per letters No: PQ-PRM-KZV-VGL-LET-00061
PQ-PRM-KZV-VGL-LET-00061, PQ-PRM-KZV-VGL-LET-00062, PQ-PRM-KZV-VGL-LET-00131-22, PQ-PRM-KZV-VGL-LET-00187-23, PQ-PRM-KZV-VGL-LET-00235, PQ-PRM-KZV-VGL-LET-00263-23, PQ-PRM-KZV-VGL-LET-00264-23, PQ-PRM-KZV-VGL-LET-00262-23, PQ-PRM-KZV-VGL-LET-00259-23, PQ-PRM-KZV-VGL-LET-00261-23,
PQ-PRM-KZV-VGL-LET-00337-23, PQ-PRM-KZV-VGL-LET-00359-24, PQ-PRM-KZV-VGL-LET-00397-24, PQ-PRM-KZV-VGL-LET-00360-24, PQ-PRM-KZV-VGL-LET-00373-24,
PQ-PRM-KZV-VGL-LET-0383-24, PQ-PRM-KZV-VGL-LET-00378-24, PQ-PRM-KZV-VGL-LET-00433-24, PQ-PRM-KZV-VGL-LET-00439-24, PQ-PRM-KZV-VGL-LET-00432-24, PQ-PRM-KZV-VGL-LET-00392-24, PQ-PRM-KZV-VGL-LET-00420
-24, and PQ-PRM-KZV-VGL-LET-00435-24.

Venture Global Plaquemines LNG, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (“Owner”), and KZJV LLC, a limited liability company duly organized and validly existing under the laws of the State of Texas (“Contractor”), hereby agree to the following changes to that certain Second Amended and Restated Engineering, Procurement and Construction Agreement, dated as of January 7, 2022, by and between Owner and Contractor (as amended, supplemented or otherwise modified, the “Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. This Change Order, agreed upon by the Parties pursuant to Article 12 of the

Agreement, is considered an amendment to the Agreement. Except to the extent specifically described in this Change Order, the changes set forth herein do not relieve Contractor of its responsibilities or Owner of its reimbursement obligations for all Reimbursable Costs as set forth in the Agreement.
Provided that this Change Order is executed by both Parties, this Change Order will constitute a full and final settlement and accord and satisfaction of all effects of the change(s) described herein, and shall be deemed to compensate Contractor fully for such effects, unless otherwise provided in the detailed description below.

Scope:

Exhibit A (Scope of Work; Applicable Codes and Standards) of the Agreement is hereby amended as follows:

(1)The items listed in Table 1 below are incorporated in the scope of Work and further defined in the change proposals referenced therein and submitted by Contractor under the cover of the subject letter reference number. The scope of the activities described in the subject change proposals, notice references or Project Deviation Notices (PDN) listed in Table 1 are provided as reference as to the activities to be performed in this Change Order. Contractor shall perform all related Work noted in the subject Notice of Change letter referenced, to include, but not be limited to, any related PDNs listed herein even if not yet formally submitted to Owner, without exclusion.

Table 1

VG PCO No.	Notice Ref.	KZJV Change Proposal No.	KZJV Rev No.	KZJV PDN No.	Description	Target Price Change Amount
[***]	[***]	[***]	[***]	[***]	Pre-Production Engineering and Testing (Recon COR#2)	[***]
[***]	[***]	[***]	[***]	[***]	Test Pile Program Scope Transfer to KZJV	[***]
[***]	[***]	[***]	[***]	[***]	Scope Transfer: Phase II pumps to Phase 1 for normal storm water operations	[***]

[***]	[***]	[***]	[***]	[***]	Sewage Treatment Package	[***]
[***]	[***]	[***]	[***]	[***]	Remove GIS and Transformer Scope	[***]
[***]	[***]	[***]	[***]	[***]	Treated Gas Tie-In	[***]
[***]	[***]	[***]	[***]	[***]	Liquid Knockout Equipment - Phase 1	[***]
[***]	[***]	[***]	[***]	[***]	Temporary Loop Check Facility	[***]
[***]	[***]	[***]	[***]	[***]	Telecoms for Metering Station	[***]
[***]	[***]	[***]	[***]	[***]	GIS Building 2	[***]
[***]	[***]	[***]	[***]	[***]	Instruction to KZJV - Distributed Acoustic Sensing (DAS) System	[***]
[***]	[***]	[***]	[***]	[***]	Removal of Weather Shelters from Scope of Work	[***]
[***]	[***]	[***]	[***]	[***]	Remainder of Additional Telecoms Scope	[***]
[***]	[***]	[***]	[***]	[***]	Concrete Paving – Truck Loading, Equipment Laydown, Chemical Canopy	[***]
[***]	[***]	[***]	[***]	[***]	Site Security Contract Change from Allied to SDI	[***]
[***]	[***]	[***]	[***]	[***]	Instruction to Contractor – Future Mitigation Tie-in points	[***]

[***]	[***]	[***]	[***]	[***]	Initial Fill Supply of Chemicals and Catalysts - Phase 1 LPS 1-4	[***]
[***]	[***]	[***]	[***]	[***]	Two (2) additional Honeywell standard 64-channel FGS RIO cabinets	[***]
[***]	[***]	[***]	[***]	[***]	License for Baker-Hughes Experion Server - Phase 1	[***]
[***]	[***]	[***]	[***]	[***]	Aggregate	[***]
[***]	[***]	[***]	[***]	[***]	Stand Alone Ramp for the Warehouse yard	[***]
[***]	[***]	[***]	[***]	[***]	LM Express - TREQ/Purchasing of Fire Detection Devices (Feedback from KZ needed)	[***]
[***]	[***]	[***]	[***]	[***]	New Fresh Water line	[***]
[***]	[***]	[***]	[***]	[***]	Liquid Knockout Equipment – LPS4	[***]
Total						[***]

Price:

The Parties have agreed to adjust the Target Price by the amount of [***] in respect of all of the items described in clause (1) above. This Change Order constitutes compensation in full, and final and complete satisfaction, for the adjustments to the Target Price related to the items described in clause (1) above.

Initial Target Price:	[***]
Current Target Price:	[***]

Value of Change Order:	[***]
Adjusted Target Price as a result of this Change Order:	[***]

Deliverable Schedule:
This Change Order shall have no impact on the Project Schedule or Applicable Deadlines.

This Change Order is not valid, except as otherwise provided in the Agreement, until fully executed by Contractor and Owner.

[Signatures on the following page.]

IN WITNESS WHEREOF, the Parties have caused this Change Order to be executed by their duly authorized representatives as of the date and year first above written.

Venture Global Plaquemines LNG, LLC By: /s/ Keith Larson Name: Keith Larson Title: General Counsel and Secretary	KZJV LLC By: /s/ Stuart Nicholson Name: Stuart Nicholson Title: Project Director

By: /s/ Mark Hunter Name: Mark Hunter Title: Deputy Project Director